SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             OPTIMARK HOLDINGS, INC.
                             -----------------------
                (Name of Registrant as Specified In Its Charter)

             ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ]  Fee  computed  on  table  below  per  Exchange  Act  Rules
         14a-6(i)(4) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            -------------------------------------------------

            (2) Aggregate number of securities to which transaction applies:

            -------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------

             (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------

             (5) Total fee paid:
             -------------------------------------------------

        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:

             -------------------------------------------------

             (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------

             (3) Filing Party:

             -------------------------------------------------

             (4) Date Filed:

             -------------------------------------------------

                               OPTIMARK HOLDINGS

                                                                 August 21, 2002

To our shareholders:

          You are cordially invited to attend the 2002 Annual Meeting of Shareholders of OptiMark Holdings, Inc. The meeting will be held on Thursday, September 12, at 9:00 a.m., at the offices of OptiMark Holdings, Inc., 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302.

          At the meeting, shareholders are being asked to:

          o elect three directors to serve until the Company's next annual meeting and until their respective successors are duly elected and shall qualify; and

          o transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

          It is very important that your shares are represented at the meeting. Accordingly, please promptly mark, sign, date and return the enclosed proxy card or call the toll-free number indicated in the telephone voting instructions attached to the proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted by telephone. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we may provide adequate seating.

          The continuing interest of our shareholders in the business of OptiMark is appreciated and we hope many of you will be able to attend the Annual Meeting.

          Sincerely,

          WILLIAM A. LUPIEN
          Chairman of the Board

                               OPTIMARK HOLDINGS


                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                               AND PROXY STATEMENT
                        to be held on September 12, 2002

          NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of OptiMark Holdings, Inc., a Delaware corporation, will be held on Thursday, September 12, 2002, at 9:00 a.m., at the offices of OptiMark Holdings, Inc., 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302. At the meeting, the shareholders will be asked to consider and act upon the matters discussed in the accompanying proxy statement as follows:

          1. To elect three directors to serve until the Company's next annual meeting and until their respective successors shall be duly elected and shall qualify; and

          2. To transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

          A proxy statement describing the matters to be considered at the 2002 Annual Meeting is attached to this Notice. The Board of Directors has fixed the close of business on August 15, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and at any postponements or adjournments thereof. A complete list of shareholders entitled to vote at the meeting will be available for examination during ordinary business hours at OptiMark's corporate offices, 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302, for ten days prior to the meeting.

          Your vote is very important regardless of how many shares of OptiMark you own. Whether or not you plan to attend the Annual Meeting, you are requested to promptly mark, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or call the toll-free number indicated in the telephone voting instructions attached to the proxy card. You may revoke your proxy at any time before its exercise by (1) attending and voting in person at the Annual Meeting or (2) delivering to the Secretary of OptiMark (a) a written notice of revocation or (b) a duly executed proxy relating to the same shares and matters to be considered at the Annual Meeting, bearing a date later than the proxy previously executed.

                                           By order of the Board of Directors,

                                           MATTHEW L. MORGAN
                                           Secretary
Jersey City, NJ
August 21, 2002

                                 PROXY STATEMENT

         This proxy statement is being furnished to the shareholders of OptiMark Holdings, Inc., a Delaware corporation ("OptiMark" or the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at its Annual Meeting, which will be held on Thursday, September 12, 2002, at 9:00 a.m., at the offices of OptiMark, 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302, and at any postponements or adjournments thereof. This proxy statement, the form of proxy (the "Proxy") and telephone voting instructions attached to the Proxy are first being mailed to shareholders on or about August 26, 2002.

         At the Annual Meeting, the OptiMark shareholders will be asked to: (i) elect three members of the Company's Board of Directors to serve until the Company's next annual meeting and until such directors' successors are duly elected and have qualified and (ii) transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

Solicitation and Voting of Proxies; Revocation
----------------------------------------------

         Shares of OptiMark that are entitled to vote and are represented by a Proxy properly signed and received at or before the Annual Meeting, unless the Proxy is subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If a Proxy is signed and returned without indicating any voting instructions, shares of OptiMark represented by such Proxy will be voted as follows:

         FOR the election of each of the three nominees to the Company's Board of Directors.

         The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described herein. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies will have the discretion to vote or act thereon in accordance with their best judgment.

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by (i) attending and voting in person at the Annual Meeting or (ii) delivering to the Secretary of OptiMark
(a) a written notice of revocation or (b) a duly executed Proxy relating to the same shares and matters to be considered at the Annual Meeting, bearing a date later than the Proxy previously executed. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to the Company's Secretary at its principal executive offices and must be received before the taking of the votes at the Annual Meeting.

         The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the Proxy, and any additional material furnished to shareholders. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit Proxies from shareholders of the Company by telephone, telegram or by personal interview. Such directors, officers and employees will not be additionally compensated for any such solicitation.

Record Date; Outstanding Shares; Voting at the Annual Meeting
-------------------------------------------------------------

         Only holders of Common Stock and Preferred Stock of record at the close of business on August 15, 2002 (the "Record Date") will be entitled to receive notice of and to vote at the meeting. At the close of business on the Record Date, OptiMark had outstanding and entitled to vote 32,629,913 shares of Common Stock, $.01 par value ("Common Stock"), 925,683 shares of Series A Convertible Participating Preferred Stock, $.01 par value ("Series A Stock"), 10,820,000 shares of Series B Convertible Participating Preferred Stock, $.01 par value ("Series B Stock"), 8,250,000 shares of Series C Convertible Preferred Stock, $.01 par value ("Series C Stock"), 250,000 shares of Series D Convertible Preferred Stock, $.01 par value ("Series D Stock"), 983,333 shares of Series E Cumulative Preferred Stock, $.01 par value ("Series E

Stock"), and 300,000 shares of Series G Preferred Stock, $.01 par value ("Series G Stock"). There are no shares of Series F Preferred Stock, $.01 par value ("Series F Stock" and, together with the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock and the Series E Stock, the "Preferred Stock"), outstanding and entitled to vote. Each of the outstanding shares of the Series E Stock is entitled to thirty- two votes on each matter submitted to the shareholders for a vote at the meeting. Each of the outstanding shares of the Series A Stock is entitled to four votes on each matter submitted to the shareholders for a vote at the meeting. Each of the outstanding shares of Common Stock, Series B Stock, Series C Stock, Series D Stock, and Series G Stock is entitled to one vote on each matter submitted to the shareholders for a vote at the meeting.

         Votes cast by written proxy, telephone or in person at the Annual Meeting will be counted by the persons appointed by the Board of Directors to act as election inspectors for the meeting. The Company's bylaws provide that the holders of shares representing a majority of the votes entitled to be cast at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. Shares for which a holder has elected to abstain on a matter will count for purposes of determining the presence of a quorum. "Broker non-vote" shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A plurality of the votes of the shares present in person or represented by proxy at the meeting is required for the election of directors and the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting is required for the ratification of the appointment of independent auditors. Abstentions from voting and broker non-votes will not be considered a part of the voting power present with respect to either proposal.

         Our principal executive office is located at 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302.

Security Ownership of OptiMark Holdings, Inc.
---------------------------------------------

         The following tables sets forth, as of the Record Date, certain information regarding the beneficial ownership of the Common Stock and Preferred Stock for (i) each of the Company's executive officers named in the table below under Executive Summary Compensation Table, (ii) each current Director of the Company, (iii) each person who is known to the Company to own beneficially more than 5% of the voting securities of the Company of any class and (iv) all executive officers and Directors of the Company as a group. Such information is based, in part, upon the information provided by certain shareholders of the Company. In the case of persons other than executive officers and Directors of the Company, such information is based solely on an internal review of the Company's files, the filings made by such shareholders pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and information received from the Company's transfer agent.

         Except as indicated in the footnotes to these tables, all persons listed have sole voting and investment power for all shares shown as beneficially owned. Holders of options and warrants do not have voting rights until they exercise the right to purchase the underlying shares. With respect to each series of Preferred Stock, only those executive officers and Directors who beneficially own shares of that series are named in the tables. Unless otherwise indicated, the address of each person named in the following tables is c/o OptiMark Holdings, Inc., 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302.

COMMON STOCK
                                             Number of
                                             ---------
Name and Address of Beneficial Owners         Shares            Percent
-------------------------------------         ------            -------

The Nasdaq Stock Market, Inc.              11,250,000(1)          25.6
Ronald D. Fisher                            8,270,000(2)          20.2

SOFTBANK Affiliates                         8,250,000(2)          20.2
William A. Lupien                           5,624,914(3)          17.2
Dow Jones & Company, Inc.                   5,459,592(4)          15.3
Richard W. Jones                            4,767,427(5)          14.6
American Century Companies, Inc.            2,800,000(6)           8.4
Virginia Surety Company, Inc.               2,500,000(7)           7.1
Robert J. Warshaw                             390,000(8)           1.2
Phillip J. Riese                              200,000(9)             *
Neil G. Cohen                                  34,000(10)            *


All current directors and executive
officers as a group (6 persons)            14,518,914(11)         35.1

-------

*   Less than one percent

(1) Represents shares of Common Stock issuable on exercise of warrants exercisable within 60 days of the Record Date. The address of The Nasdaq Stock Market, Inc. is 1735 K Street, N.W., Washington, D.C. 20006.

(2) Represents 4,101,264, 4,030,761 and 117,975 shares of Common Stock issuable currently on conversion of 4,101,264, 4,030,761, and 117,975 shares of Series C Stock held by SOFTBANK Capital Partners L.P. ("SOFTBANK Partners"), SOFTBANK Capital L.P. ("SOFTBANK Capital") and SOFTBANK Capital Advisors Fund L.P. ("SOFTBANK Advisors"), respectively. SOFTBANK Partners, SOFTBANK Capital and SOFTBANK Advisors are referred to collectively herein as the "Softbank Affiliates." In addition, Mr. Fisher's amount includes 20,000 shares of Common Stock which could be acquired upon exercise of options within 60 days of the Record Date held by him. Mr. Fisher, a Director of the Company, is a managing director of the general partner of each of the SOFTBANK Affiliates. Mr. Fisher disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest. The address of the SOFTBANK Affiliates is 1188 Centre Street, Newton Center, MA 02459.

(3) Includes 4,725,676 shares held jointly by Mr. Lupien and his spouse, 792,400 shares held by a family partnership controlled by Mr. Lupien and 52,419 shares held by Mr. Lupien's spouse. Mr. Lupien disclaims beneficial ownership of the shares held by his spouse.

(4) Includes 3,157,028 shares of Common Stock issuable currently on conversion of 789,257 shares of Series A Stock. The address of Dow Jones & Company, Inc. is 200 Liberty Street, New York, NY 10281.

(5) Includes 3,772,047 shares held by a trust of which Mr. Jones is the trustee and 90,004 shares held in an IRA of which Mr. Jones is the beneficiary. Mr. Jones' term as a Director of the Company expired on May 21, 2001. The address of Mr. Jones is 442 S. Marengo Avenue, Pasadena, CA 91101.

(6) Includes 740,000 shares of Common Stock issuable currently on conversion of 740,000 shares of non-voting Common Stock. The address of American Century Companies, Inc. is 4500 Main Street, Kansas City, MO 64141.

(7) Represents 2,000,000 shares of Common Stock issuable currently on conversion of 2,000,000 shares of Series B Stock and 500,000 shares of Common Stock issuable on exercise of a warrant exercisable within 60 days of the Record Date. The address of Virginia Surety Company, Inc. is 123 North Wacker Drive, 29th Floor, Chicago, IL 60606.

(8) Represents 390,000 shares of Common Stock issuable on exercise of options exercisable within 60 days of the Record Date.

(9) Mr. Riese resigned as Chief Executive Officer of the Company in September 2000. Mr. Riese currently is a Director of the Company but is not standing for re-election.

(10) Represents 34,000 shares of Common Stock issuable on exercise of options exercisable within 60 days of the Record Date.

(11) Includes 444,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of the Record Date.

SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK

                                                Number of
                                                ---------
Name and Address of Beneficial Owners            Shares            Percent
-------------------------------------            ------            -------

Alice L. Walton                                  136,426(1)           14.7
Dow Jones & Company, Inc.                        789,257              85.3


----------

(1) Represents shares held by Alice L. Walton, whose address is 10587 Highway 281, South Mineral Wells, TX 76067.

SERIES B CONVERTIBLE PARTICIPATING PREFERRED STOCK

                                                Number of
                                                ---------
Name and Address of Beneficial Owners            Shares            Percent
-------------------------------------            ------            -------

Virginia Surety Company, Inc.                  2,000,000              18.2
Merrill Lynch affiliates                       1,500,000(1)           13.6
PaineWebber Capital, Inc.                      1,060,000(2)            9.6
Credit Suisse First Boston                     1,000,000(3)            9.1
The Goldman Sachs Group, Inc.                  1,000,000(4)            9.1
CIBC Wood Gundy Capital Corp.                    850,000(5)            7.7
Nihon Keizai Shimbun, Inc.                       800,000(6)            7.3

----------

(1) Represents 750,000 shares held by ML IBK Positions, Inc., 562,500 shares held by Merrill Lynch KECALP L.P. 1997 and 187,500 shares held by Merrill Lynch KEKALP International L.P. 1997. The address of the Merrill Lynch entities is 250 Vesey Street, 5th Floor, New York, NY 10281.

(2) The address of PaineWebber Capital, Inc., is 1285 Avenue of the Americas, 14th Floor, New York, NY 10019.

(3) The address of Credit Suisse First Boston is c/o OptiMark Investors, Inc. 11 Madison Avenue, 3rd Floor, New York, NY 10004.

(4) The address of The Goldman Sachs Group, Inc. is 85 Broad Street, 12th Floor, New York, NY 10004.

(5) The address of CIBC Wood Gundy Capital Corp. is 425 Lexington Avenue, 9th Floor, New York, NY 10017.

(6) The address of Nihon Keizai Shimbun, Inc. is 9-5, Ohtemachi 1-chome, Chiyoda-ku Tokyo 100-0004, Japan.

SERIES C CONVERTIBLE PREFERRED STOCK

                                              Number of
                                              ---------
Name and Address of Beneficial Owners           Shares           Percent
-------------------------------------           ------           -------

SOFTBANK Affiliates                           8,250,000(1)          100
Ronald D. Fisher                              8,250,000(1)          100
All directors and executive officers
as a group (1 person)                         8,250,000             100

----------

(1) Represents 4,101,264, 4,030,761, and 117,975 shares held by SOFTBANK Partners, SOFTBANK Capital and SOFTBANK Advisors, respectively. Each share of Series C Stock is convertible into one share of Common Stock. Mr. Fisher, a Director of the Company, is a managing director of the general partner of each of these SOFTBANK Affiliates. Mr. Fisher disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

SERIES D CONVERTIBLE PREFERRED STOCK

                                             Number of
                                             ---------
Name and Address of Beneficial Owners          Shares            Percent
-------------------------------------          ------            -------

BancBoston Capital                            250,000(1)            100

----------

(1) Represents shares held by BancBoston Capital Inc., whose address is 175 Federal Street, Boston, MA 02110.

SERIES E CUMULATIVE PREFERRED STOCK

                                              Number of
                                              ---------
Name and Address of Beneficial Owners           Shares            Percent
-------------------------------------           ------            -------

SOFTBANK  Affiliates                          973,333(1)             99.0
Ronald D. Fisher                              973,333(1)             99.0

All directors and executive officers
as a group (1 person)                         973,333               100.0

----------

(1) Represents 486,647 shares held by SOFTBANK Partners, 478,286 shares held by SOFTBANK Capital and 8,400 shares held by SOFTBANK Advisors. Ronald D. Fisher, a Director of the Company, is a managing director of the general partner of each of the SOFTBANK Affiliates. Mr. Fisher disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

SERIES G PREFERRED STOCK

                                               Number of
                                               ---------
Name and Address of Beneficial Owners            Shares           Percent
-------------------------------------            ------           -------

Transamerica Technology Finance Co.             249,330(1)          83.1
Linc Equipment Receivables Trust 1999-1          20,820(2)           6.9
Diamond Lease (U.S.A.), Inc.                     17,040(3)           5.7

----------

(1) Represents shares held by Transamerica Technology Finance Co., whose address is 76 Batterson Park Road, Farmington, CT 06032.

(2) Represents shares held by Linc Equipment Receivables Trust 1999-1, whose address is c/o Cash Recovery LLC, 180 N. LaSalle #3120, Chicago, IL 60601.

(3) Represents shares held by Diamond Lease (U.S.A.), Inc., whose address is 350 5th Ave., Empire State Building, Suite 616, New York, NY 10118.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Three directors are to be elected to serve for the ensuing year and until their successors are elected and qualify. Directors of the Company will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting.

      The Board of Directors has been informed that all persons listed below are willing to serve as directors, but if any of them should decline or be unable to act as a director, favorable and uninstructed proxies will be voted for a substitute nominee designated by the Board of Directors, unless the Board of Directors decides to decrease the size of the Board. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
            FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN.

Nominees for Election as Directors

         WILLIAM A. LUPIEN (60), Chairman of the Board of Directors since 2000. Mr. Lupien was the founder and co-inventor of the OptiMark matching engine technology. Mr. Lupien has served as Chairman of the Board of Directors of OptiMark Technologies, Inc. and its predecessor, MJT Holdings, Inc., since its formation in 1988. From inception through November 1998, Mr. Lupien served as the Chief Executive Officer of OptiMark Technologies, Inc. Mr. Lupien also serves as a Director of Broker Tec Futures Exchange, L.L.C. Mr. Lupien received his Bachelor of Science degree from San Diego State University.

         RONALD D. FISHER (54), Director since November 1999. Mr. Fisher is the Vice Chairman of SOFTBANK Holdings Inc. and a Director of SOFTBANK CORP, Japan. Mr. Fisher also serves as the CEO of SOFTBANK Global Ventures. Mr. Fisher also serves as a member of the boards of directors of SOFTBANK Corp., E*Trade Group, Key3Media, GSI Commerce, InsWeb Corporation and The Ashton Technology Group. Mr. Fisher received his M.B.A. from Columbia University, New York and Bachelor of Commerce degree from the University of Witwatersand in South Africa.

         ROBERT J. WARSHAW (48), Chief Executive Officer since March 2001. Mr. Warshaw also serves as Chief Executive Officer of OptiMark, Inc. Mr. Warshaw previously served as Co-Chief Executive Officer, Executive Vice President and Chief Technology Officer of OptiMark, Inc. From November 1999 to June 2000, Mr. Warshaw served as Executive Vice President and Chief Technology Officer of OptiMark Technologies, Inc. From October 1993 to October 1999, Mr. Warshaw was Chief Information Officer at Lazard Freres & Co. LLC., an international investment banking firm. Mr. Warshaw received his bachelor's degree in English from the University of Pennsylvania and a Masters in Management from Northwestern University's Kellogg School of Management.

         Board of Directors and its Committees
         -------------------------------------

         During 2001, the Company's Board of Directors met ten times and took action by unanimous consent on other occasions.

         The Company does not have any standing committees.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors
-------------------------

         Upon  initial  election to the Board of  Directors,  each  non-employee
Director was granted an option to purchase 50,000 shares of Common Stock pursuant to the OptiMark Holdings, Inc. 1999 Stock Plan (the "Common Stock Plan"). In addition, on the first business day following each annual meeting of OptiMark's shareholders, each non-employee Director was granted an option to purchase 10,000 shares of Common Stock pursuant to the Common Stock Plan.
Options granted under the Common Stock Plan to non-employee Directors vest ratably over five years, subject to continuing service on the Board of Directors, and have a term of ten years.

         In November 2001, the Company adopted the OptiMark Holdings, Inc. 2001 Series F Preferred Stock Plan (the "Series F Stock Plan") pursuant to which certain individuals would receive grants of options to purchase Series F Preferred Stock. Following the adoption of the Series F Stock Plan in November 2001, no further options have been or will be granted to non-employee Directors under the Common Stock Plan. In November 2001, each current non-employee Director (that is, Messrs. Fisher, Lupien and Riese) was granted an option to purchase 25,000 shares of Series F Stock pursuant to the Series F Stock Plan, which vested immediately following stockholder approval of the Series F Stock Plan and has a term of ten years. Thereafter, upon initial election to the Board of Directors and on the first business day following each annual meeting of OptiMark's shareholders, each non-employee Director will be granted an option to purchase 10,000 shares of Series F Stock pursuant to the Series F Stock Plan.
Options granted under the Series F Stock Plan to non-employee Directors in accordance with the preceding sentence shall fully vest on the first anniversary of the date of grant, subject to continuing service on the Board of Directors, and have a term of ten years. In addition, each non-employee Director shall have one year from resignation or expiration of his term as a Director to exercise vested options granted under the Series F Stock Plan.

         Directors of OptiMark do not receive cash compensation for service as members of the Board of Directors or committees thereof. All Directors are reimbursed for out-of-pocket expenses.

Executive Summary Compensation Table
------------------------------------

         The following table provides a summary of compensation earned by the named executive officers of the Company, which include the Company's Chief Executive Officer, its former Co-Chief Executive Officer and the other former executives whose total salary and bonus for 2001 exceeded $100,000 (including those executives for whom disclosure would have been required but for the fact that they resigned in 2001), for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years:

                                                                                             Long-Term
                                                                                            Compensation
                                                                                               Awards
                                                           Annual Compensation              ------------
                                               -----------------------------------------     Securities
                                                                              Other          Underlying
                                       Fiscal   Salary          Bonus      Compensation        Options
Name and Principal Position             Year      ($)            ($)            ($)              (#)
---------------------------            ------  ---------      --------     -------------    ------------
Robert J. Warshaw                      2001     257,291        175,000                      1,950,000(1)
President and Chief Executive Officer  2000     225,000        175,000                        250,000(3,4)
                                       1999      28,990           --             --           500,000(3,4)

Neil G. Cohen                          2001     200,000         38,374           --           185,000(1)
Former Secretary & General Counsel(8)  2000     162,500         21,875           --            55,000(3,4)
                                       1999      63,942           --             --            20,000(3,4)
                                                                                 --
David C. Johnson, Jr.                  2001     100,841        100,000(5)                      25,000(1)
Former Co-Chief Executive Officer (5)  2000     168,750          4,270           --           150,000(3)
                                       1999      98,383                          --           100,000(3)

Gary B. Meshell                        2001     144,952(2)      33,333           --               --
Former Executive Vice President of     2000          --           --             --               --
OptiMark, Inc.(6)
                                       1999          --           --             --               --

Trevor B. Price                        2001     123,958(2)        --             --           277,398(1)
Former Executive Vice President of                                                            525,000(3)
OptiMark, Inc. (7)
                                       2000          --           --             --               --
                                       1999          --           --             --               --
-------

(1)   Options to purchase shares of Series F Stock.

(2)   Executive Officer was an employee with the Company only for part of 2001.

(3)   Options to purchase shares of Common Stock.

(4) All outstanding options on Common Stock of Executive Officer were repriced to an exercise price of $0.50 per share in December 2000 upon the execution of Amendment No. 1 to Stock Option Agreements.

(5) Mr. Johnson resigned as Co-Chief Executive Officer in March 2001. Mr. Johnson received in the year 2001 a bonus in the amount of $100,000, earned in the year 2000, for his sales-related activities that occurred prior to assuming the position as Co-Chief Executive Officer.

(6) Mr. Meshell was not employed by OptiMark, Inc. in 1999 or 2000 and he resigned as Executive Vice President in January 2002.

(7) Mr. Price was not employed by the Company in 1999 or 2000 and he resigned as Executive Vice President on May 3, 2002.

(8)   Mr. Cohen  resigned as Secretary  and General  Counsel  effective  May 31,
      2002.

   Option Grants
   -------------

         In November 2001, options to purchase Series F Stock and Common Stock were granted to various individuals pursuant to the terms of the Series F Stock Plan and the Common Stock Plan, respectively. The following table sets forth the awards made to the named executive officers.

                                                                                            Potential Realizable
                                                                                          Value at Assumed Annual
                                                                                               Rates of Stock
                                                                                           Price Appreciation for
                                  Individual Grants                                             Option Term
---------------------------------------------------------------------------------------   ------------------------
                                             Percent of
                                           Total Options
                             Number of       Granted to
                             Securities     Employees In    Exercise or
                             Underlying        Fiscal       Base Price     Expiration
                               Options          Year         Per Share        Date          5%($)        10%($)
                           ---------------  ------------    -----------    ----------       -----        ------

NAME
----
Robert J. Warshaw            1,950,000(1)        30.1          $0.10       11/15/2011      117,000       292,500

Neil G. Cohen                  185,000(1)         2.9          $0.10       11/15/2011       11,100        27,750

David C. Johnson, Jr.           25,000(1)         0.4          $0.10       11/15/2011       15,000         3,750



Trevor B. Price                277,398(1)         4.3          $0.10       11/15/2011       16,644        41,610
                               525,000(2)                      $0.50       05/09/2011      162,750       420,000

----------

(1)   Options to purchase shares of Series F Stock.

(2)   Options to purchase shares of Common Stock.

Fiscal 2001 Year End Option Values
----------------------------------

         No options were exercised during fiscal year 2001 by the named executive officers. The following table describes the named executive officers' exercisable and unexercisable options held as of December 31, 2001. The "Value of Unexercised In-the-Money Options at Fiscal Year End" is the value as of December 31, 2001, in each case as determined by the Board of Directors, less the exercise price. All options were granted under either the Series F Stock Plan or the Common Stock Plan as indicated.

                                   Number of Securities                     Value of Unexercised
                             Underlying Unexercised Options at             In-the-Money Options at
                                    Fiscal Year End (#)                      Fiscal Year End ($)
                                    -------------------                      -------------------
Name                          Exercisable       Unexercisable        Exercisable          Unexercisable
----                          -----------       -------------        -----------          -------------
Robert J. Warshaw             195,000(1)          1,755,000              -0-                   -0-
                              340,000(2)            410,000              -0-                   -0-

Neil G. Cohen                  18,500(1)            166,500              -0-                   -0-
                               19,000(2)             56,000              -0-                   -0-

David C. Johnson, Jr.           2,500(1)             22,500              -0-                   -0-

Gary B. Meshell                   -0-                -0-                 -0-                   -0-

Trevor B. Price                27,739(1)            249,659              -0-                   -0-
                                  -0-(2)            525,000              -0-                   -0-

(1)      Options to purchase shares of Series F Preferred Stock.

(2)      Options to purchase Common Stock.

Repricing Discussion
--------------------

         On September 19, 2000, the Company's Board of Directors authorized a repricing of options on Common Stock. The repricing reduced the exercise price of all outstanding options on Common Stock that had been granted to those employees, officers, and directors who remained with the Company after that date from exercise prices ranging from $1.50-$14.00 per share to $0.50 per share.

         The options on Common Stock were intended to provide incentives for option holders to continue as employees, officers, and directors of the Company based on the potential for appreciation of the stock price of the Company to a level in excess of the exercise price of the options. The Board of Directors determined that the fair market value as of September 19, 2000 of a share of Common Stock of the Company was $0.50 per share, which was significantly below the prices at which options on Common Stock had originally been granted. The Board of Directors further determined that the fair market value caused the stock options to lose much of their intended motivating effect on employees, officers, and directors. The repricing was intended to reinstate the original intent of the options on Common Stock.

         Options to purchase 500,000 shares of Common Stock at an exercise price of $12.00 per share and options to purchase 250,000 shares of Common Stock at an exercise price of $10.00 per share held by Mr. Warshaw were repriced to an exercise price of $0.50 per share and have remaining terms of two years and three years, respectively.

Management Contracts
--------------------

         On August 16, 2001, OptiMark entered into a written employment agreement with Robert J. Warshaw that replaced an earlier oral agreement reached on September 19, 2000. Under the terms of the written agreement, Mr. Warshaw retained the position of Chief Executive Officer of the Company, received a base salary of $250,000 per year, and was granted a bonus in the amount of not less than $200,000, subject to increase at the discretion of the Board of Directors, which is to be paid bi-monthly through August 2002. In addition, the employment agreement provided Mr. Warshaw with the right to receive 1,950,000 options to purchase Series F Preferred Stock as of the date options to purchase Series F Preferred Stock are granted to senior executives of the Company. Mr. Warshaw also received a right to borrow a principal amount of $150,000 from OptiMark of which he has drawn $150,000. Interest on the principal amount of the loan accrued at the applicable federal rate, as defined in Section 1274 of the Internal Revenue Code, per annum from the date the loan was drawn and will be due in full, along with accrued interest, on the termination of Mr. Warshaw's employment with OptiMark for cause (as defined in the employment agreement). Under the terms of the agreement, the Company has forgiven the loan, and all accrued interest thereon, as of January 31, 2002. On October 12, 2001, Mr. Warshaw borrowed a principal amount of $90,000 from OptiMark, Inc. Under the terms and conditions of a promissory note executed by Mr. Warshaw governing this loan, interest on the principal amount accrued at 6% per annum from the date of the loan and was due in full, along with accrued interest on December 31, 2001. In 2002, Mr. Warshaw executed first and second amended and restated promissory notes, which set the due dates for repayment to February 28 and March 31, 2002, respectively. Mr. Warshaw repaid the principal and interest of this loan in March 2002.

         On June 19, 2001, OptiMark, Inc. entered into an employment agreement with Neil G. Cohen. Under the terms of the agreement, Mr. Cohen served as an executive vice president and general counsel of OptiMark, Inc. and the general counsel and corporate secretary of OptiMark Holdings, Inc. Mr. Cohen received an annual salary of $200,000. In addition, the employment agreement provided Mr. Cohen with the right to receive a certain percentage of options under option plans adopted by OptiMark subsequent to the entering into of the employment agreement.

         On April 9, 2001, OptiMark, Inc. entered into an employment agreement with Trevor B. Price. Under the terms of the agreement, Mr. Price served as an executive vice president of product strategy at an annual salary of $175,000. In addition, the employment agreement provided Mr. Price with the right to receive a certain percentage of options under option plans existing as of the date Mr. Price and OptiMark entered into the employment agreement and under future plans adopted by OptiMark.

         On April 17, 2001, OptiMark, Inc. entered into an employment agreement with Gary B. Meshell. Under the terms of the agreement, Mr. Meshell served as an executive vice president of sales, marketing and business development at an annual salary of $225,000 and received a $50,000 bonus, which was to be paid to him in equal monthly installments over a twelve-month period. Mr. Meshell received bonus payments totaling $37,500 through his resignation from OptiMark, Inc. in January 2002. Under the agreement, Mr. Meshell was to receive options to acquire a certain percentage of options under option plans existing as of the date Mr. Meshell and OptiMark entered into the employment agreement and under future plans adopted by OptiMark. However, these options were not granted to him because he did not execute the required paperwork prior to his resignation. In connection with Mr. Meshell's resignation, he and OptiMark, Inc. entered into a separation agreement. Under the terms of the separation agreement, OptiMark, Inc. paid to Mr. Meshell an amount equal to $22,500 in return for a general release and other consideration.

         On January 16, 2002, OptiMark, Inc. entered into an employment agreement with James S. Pak. Under the terms of the agreement, Mr. Pak served as executive vice president of strategic development at an annual salary of $175,000. Mr. Pak received options to acquire 277,398 shares of Series F Preferred Stock, exercisable with respect to not less than 69,349 shares each year for four years.

Certain Relationships and Related Transactions
----------------------------------------------

         On June 29, 2001, OptiMark and the SOFTBANK Affiliates entered into a Preferred Stock Purchase Agreement whereby the SOFTBANK Affiliates agreed to purchase up to an aggregate of 1,000,000 shares of Series E Stock at a price of $15.00 per share (as amended on August 16, 2001 and November 16, 2001, the "Series E Preferred Stock Purchase Agreement"). The purchase of shares took place at approximately one-month intervals from June 2001 through January 2002. The SOFTBANK Affiliates purchased 983,333shares of Series E Stock for an aggregate amount of $14,750,000.

         On December 31, 2001, OptiMark, Inc. received 200 shares of Innovations common stock, par value $.01 per share (the "Innovations Common Stock"), in exchange for a cash payment of $500,000 and 2,000 shares of Innovations preferred stock, par value $.01 per share (the "Innovations Preferred Stock"), in exchange for the transfer to Innovations of certain intangible assets consisting of software a patent application and other assets relating to a securities trading technology which is under development (the "Assets"). The stated value of the Innovations Preferred Stock was the result of the evaluation by the board of directors of Innovations of the value of the Assets based, in part, upon preliminary discussions with independent parties regarding a
$10,000,000 investment for a one-third interest in Innovations. The SOFTBANK Affiliates received 100 shares of Innovations Common Stock (the "SOFTBANK Shares") for $250,000 cash. Simultaneously, the SOFTBANK Affiliates' remaining obligation to purchase shares of Series E Stock from OptiMark pursuant to the Series E Preferred Stock Purchase Agreement was reduced by $250,000. Upon completion of the transaction, Innovations' aggregate assets consisted of the Assets and $750,000 in cash.

         The Company and the SOFTBANK Affiliates agreed to certain put and call rights applicable to the SOFTBANK Shares as follows:

            First Call Right of the Company on SOFTBANK Shares
            --------------------------------------------------

         The Independent Committee (the "Independent Committee") of the Company's Board of Directors (the "Board") has the right commencing October 1, 2002 and exercisable until September 30, 2003, to recommend to the Board that the Company purchase all, but not less than all, of the SOFTBANK Shares for $125,000 in cash and 16,667 shares of Series E Stock. If the Board accepts such recommendation, the SOFTBANK Affiliates would be obligated to sell the SOFTBANK Shares for that consideration.

            Liquidity Event Discretionary Call of the Company on SOFTBANK Shares
            --------------------------------------------------------------------

         Upon the occurrence of a Liquidity Event (defined below) on or before September 30, 2003, the SOFTBANK Shares will be purchased by the Company for $125,000 in cash and 16,667 shares of Series E Stock. A "Liquidity Event" means any of the following: (i) Innovations' sale, conveyance or other disposition of all or substantially all of its assets, (ii) the acquisition of Innovations by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of Innovations for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, unless the stockholders of Innovations immediately prior to the consummation of such transaction hold at least 50% of the voting power of the surviving corporation as a result of such transaction (iii) the consummation by
Innovations of a transaction or series of related transactions, including the issuance or sale of voting securities, if the stockholders of Innovations immediately prior to such transaction (or, in the case of a series of transactions, the first of such transactions) hold less than 50% of the voting power of Innovations immediately after the consummation of such transaction (or, in the case of a series of transactions, the last of such transactions) or (iv) any initial underwritten public offering of Innovations Common Stock. Notwithstanding the foregoing, the Company will not exercise this call option in the event that the Independent Committee recommends that the Company not purchase the SOFTBANK Shares.

            Mandatory Call of the Company on SOFTBANK Shares
            ------------------------------------------------

         In the event that: (i) the call rights of the Company described above have not been exercised on or before September 30, 2003, (ii) the Independent Committee no longer exists and (iii) no independent directors serve on the Board and, after reasonable good faith efforts by the remaining members of the Board, no independent persons qualified to serve on the Board have been found or, if found, are not willing to serve on the Board, then the Board will engage an independent investment banking, accounting or third party valuation firm to evaluate whether or not it is in the best interests of the Company that it purchase the SOFTBANK Shares. If such third party determines it is in the best interests of the Company to purchase the SOFTBANK Shares, the Company will be obligated to purchase such shares on or before December 31, 2003 for $125,000 in cash and 16,667 shares of Series E Stock.

            First Put Right to the Company of SOFTBANK Shares
            -------------------------------------------------

         SOFTBANK has the right, commencing on October 1, 2002 and continuing until September 30, 2003, to put all, but not less than all, of the SOFTBANK Shares to the Company in exchange for 16,667 shares of Series E Stock.

            Second Put Right to the Company of SOFTBANK Shares
            --------------------------------------------------

         In the event that no put of, or call on, the SOFTBANK Shares has been exercised by October 31, 2003, then commencing on November 1, 2003 and continuing until November 30, 2003, the SOFTBANK Affiliates have the right to require the Company to purchase all, but not less than all, of the SOFTBANK Shares for 16,667 shares of Series E Stock.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         The Company's executive officers, directors and ten percent shareholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Copies of these reports must also be furnished to the Company. Based upon its review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, the Company believes that during the year ended December 31, 2001, all filing requirements applicable to its officers, directors and ten percent shareholders were complied within a timely manner, with the exception of the Form 3 for Mr. James S. Pak and six Forms 4 for the SOFTBANK Affiliates, which were not filed in a timely manner.

Independent Auditors
--------------------

         The Company has not yet selected independent auditors for the year ending December 31, 2002. In light of the significance to the Company of its investment in OptiMark Innovations Inc., which owns 80% of the outstanding capital stock of The Ashton Technology Group, Inc., the Board of Directors is considering whether, in the interest of both efficiency and cost, it would be preferable to retain the same independent auditors as Ashton.

         Deloitte & Touche LLP served as the Company's independent auditors for the year ended December 31, 2001. The Company does not expect that a representative of Deloitte & Touche will attend the Annual Meeting.

         Audit Fees
         ----------

         Aggregate fees for the 2001 audit and the review of the Forms 10-Q by Deloitte & Touche LLP were $177,590.

         Financial Information Systems Designs and Implementation Fees
         -------------------------------------------------------------

         Deloitte & Touche LLP did not render any services relating to financial information systems designs and implementation for the year ended December 31, 2001.

         All Other Fees
         --------------

         Aggregate fees billed for all other services rendered by Deloitte & Touch LLP for the year ended December 31, 2001 were $129,545.

The Board of Directors has determined that the provision of the non-audit services described in "All Other Fees" above is compatible with maintaining Deloitte & Touche LLP's independence. In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Shareholder Proposals
---------------------

         Any shareholder who intends to present a proposal at the Annual Meeting of Shareholders to be held in 2003 is advised that, in order for such proposal to be included in the Board of Directors' proxy material for such meeting, the proposal must be received by OptiMark at its principal executive office at a reasonable time before OptiMark begins to print and mail its proxy materials directed to the attention of the Secretary of the Company, OptiMark Holdings, Inc., 10 Exchange Place, 24th Floor, Jersey City, NJ 07302.

         If any shareholder proposes to make any proposal at the Annual Meeting of Shareholders to be held in 2003, which proposal will not be included in OptiMark's proxy statement for such meeting, such proposal must be received at a reasonable time before OptiMark begins to print and mail its proxy materials to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how OptiMark intends to exercise its discretion to vote on each such matter.

                           ANNUAL REPORT ON FORM 10-K

         OPTIMARK, UPON WRITTEN REQUEST, WILL PROVIDE WITHOUT CHARGE TO EACH PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. WRITTEN REQUESTS MUST BE DIRECTED TO:

                           Matthew L. Morgan
                           10 Exchange Place, 24th Floor
                           Jersey City, New Jersey 07302


       COPIES OF SAID ANNUAL REPORT ON FORM 10-K WILL NOT INCLUDE THE EXHIBITS THERETO, BUT WILL INCLUDE A LIST DESCRIBING THE EXHIBITS NOT INCLUDED, COPIES OF WHICH WILL BE AVAILABLE AT A COST OF ONE DOLLAR PER PAGE.

                                      By order of the Board of Directors,

                                      WILLIAM A. LUPIEN
                                      Chairmen of the Board

--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                             OPTIMARK HOLDINGS, INC.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 12, 2002

          The undersigned hereby appoints Matthew L. Morgan and Robert J. Warshaw, and each of them, as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, $.01 par value (the "Common Stock"), Series A Convertible Participating Preferred Stock, $.01 par value ("Series A Stock"), Series B Convertible Participating Preferred Stock, $.01 par value ("Series B Stock"), Series C Convertible Participating Preferred Stock, $.01 par value ("Series C Stock"), Series D Convertible Participating Preferred Stock, $.01 par value ("Series D Stock"), and Series E Cumulative Preferred Stock, $.01 par value ("Series E Stock") and Series G
     Preferred Stock, $.01 par value (the "Series G Stock" and, together with the Series A Stock, Series B Stock, Series C Stock, Series D Stock and Series E Stock), the "Preferred Stock"), of OptiMark Holdings, Inc. ("OptiMark") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of OptiMark to be held at the offices of OptiMark, 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302, at 9:00 A.M., on September 12, 2002 or any adjournment thereof.

      (Continued and to be marked, dated and signed on the other side)

--------------------------------------------------------------------------------
              ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

                             OPTIMARK HOLDINGS, INC.
                          Attention: Matthew L. Morgan
                          10 Exchange Place, 24th Floor
                              Jersey City, NJ 07302

                             YOUR VOTE IS IMPORTANT!

                        You can vote in one of two ways:

     1. Call toll free 1-800-840-1208 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. Available to shareholders in the United States and Canada only. All other shareholders must vote by returning their proxy cards.

     2. Mark date and sign your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

          Your prompt response will assure a quorum at the Annual Meeting and save OptiMark the expense of further solicitation of proxies.


                                                       William A. Lupien
                                                       Chairman of the Board

--------------------------------------------------------------------------------

                                                                                                Please mark    [X]
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE            your votes
SHAREHOLDER.  IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.           like this


1.  Proposal to approve election of         FOR     AGAINST   FOR ALL EXCEPT   To help our preparations for    [ ]
    directors.  Proposal to elect the       [ ]       [ ]         [ ]          the meeting, please check here
    persons listed below  as directors                                         if you plan to attend.
    of OptiMark Holdings, Inc.           Instruction: To withhold
                                         authority to vote for any
    William A. Lupien, Ronald D.         individual nominee, mark "For All
    Fisher and Robert J. Warshaw         Except" and write that nominee's
                                         name in the space provided below.


                                         -------------------------------

                                                                             =====================================
In their  discretion  the  proxies are  authorized  to vote upon such other       ***IF YOU WISH TO VOTE BY
    business as may  properly  come  before the 2002 Annual  Meeting of the       TELEPHONE, PLEASE READ THE
    Shareholders or any adjournment thereof.                                        INSTRUCTIONS BELOW***
                                                                             =====================================



                                                                             The undersigned  acknowledges receipt of
                                                                             the 2002  Notice  of Annual  Meeting  of
                                                                             Shareholders and Proxy Statement.

                                                                             Date
                                                                                 ------------------------------------

                                                                              ---------------------------------------
                                                                                         Shareholder sign above

                                                                              ---------------------------------------
                                                                                     Co-holder (if any) sign above


                                                                             Please sign exactly as name(s) appear(s)
                                                                             hereon,   When   signing  as   attorney,
                                                                             executor,    administrator,     trustee,
                                                                             guardian  or for a  corporation,  please
                                                                             give your full title as such.  If shares
                                                                             are owned  jointly,  both owners  should
                                                                             sign.

----------------------------------------------------------------------------------------------------------------------
                              ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

                                          Vote by Telephone or Mail
                                        24 Hours a Day, 7 Days a Week

           Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

       -----------------------------------------------            ------------------------------------------------

                       Telephone                                                         Mail
                    1-800-840-1208

       Use any touchtone  telephone to vote your                        Mark,  date and sign your proxy card
       proxy.  Have your proxy card in had when                                         and
       you and call.  You will be prompted to enter                     return it in the  enclosed  postage-paid
       your control number,  located  in  the  box                                    envelope
       below,  and  then  follow  the directions
       given.

       -----------------------------------------------            ------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
